                                                                                                           EXHIBIT 10

                                         NAVISTAR INTERNATIONAL CORPORATION
                                            AND CONSOLIDATED SUBSIDIARIES
                                         ----------------------------------
                                                 MATERIAL CONTRACTS

           The  following  documents of Navistar  International  Corporation  and its  affiliate  Navistar  Financial
Corporation are incorporated herein by reference.

     10.38   Indenture dated as of April 30, 2002,  between Navistar Financial 2002-A Owner Trust and The Bank of New
             York,  as  Indenture  Trustee,  with  respect  to  Navistar  Financial  2002-A  Owner  Trust.  Filed  on
             Registration No. 333-67112

The following documents of Navistar International Corporation are filed herewith.

                                                                                                    Form 10-Q Page
                                                                                                 ---------------------

     10.39*  Employment  Agreement between Navistar  International  Corporation,  International          E-7
             Truck and Engine Corporation and John R. Horne.

     10.40*  Employment  Agreement between Navistar  International  Corporation,  International          E-10
             Truck and Engine Corporation and Robert C. Lannert.

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          *  Indicates a management  contract or compensatory plan or arrangement  required to be filed as an exhibit to this report pursuant to Item 14c.

                                                         E-6